                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 30, 1999



                            METACREATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-27168


          Delaware                                     95-4102687
(State of incorporation)                 (I.R.S. Employer Identification Number)


                   6303 Carpinteria Ave, Carpinteria, CA 93013
                    (Address of principal executive offices)


                                 (805) 566-6200
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

The purpose of this Form 8-K is to file a press release issued by MetaCreations Corporation on June 30, 1999 announcing ScanSoft, Inc.'s acquisition of photo imaging products and technology from MetaCreations Corporation. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                METACREATIONS CORPORATION
                                                (Registrant)



Date:  July 21, 1999                            /s/TERANCE A. KINNINGER
                                                --------------------------
                                                Terance A. Kinninger
                                                Senior Vice President and
                                                Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                Description
-------               -----------

99.1 Press Release dated June 30, 1999 announcing ScanSoft, Inc.'s acquisition of photo imaging products and technology from MetaCreations Corporation.